EXHIBIT 99.2


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                     FINANCIAL GUARANTY INSURANCE COMPANY

                         Interim Financial Statements

                                March 31, 2003

                                  (Unaudited)

                     FINANCIAL GUARANTY INSURANCE COMPANY

                         Interim Financial Statements

                            March 31, 2003 and 2002

                                  (Unaudited)



                               Table of Contents


                                                                           Page

Balance Sheets                                                                2

Statements of Income                                                          3

Statements of Cash Flows                                                      4

Notes to Interim Financial Statements (Unaudited)                             5


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
                                     FINANCIAL GUARANTY INSURANCE COMPANY

                                                Balance Sheets

                                     March 31, 2003 and December 31, 2002

                                            (Dollars in thousands)


                                                                           March 31,            December 31,
                         Assets                                              2003                  2002
                                                                         --------------        --------------
                                                                                     (Unaudited)

Fixed maturity securities, available-for-sale, at fair value
  (amortized cost of $2,729,952 in 2003 and $2,714,016 in 2002)         $   2,760,318             2,795,382
Preferred stock, available-for-sale, at fair value
  (cost of $30,598 in 2003 and $30,598 in 2002)                                30,506                30,090
Short-term investments, at cost, which approximates fair value                211,530                43,144
Cash                                                                            6,355                 7,260
Accrued investment income                                                      33,960                33,077
Receivable for securities sold                                                 14,632                   991
Reinsurance receivable                                                          8,064                 8,371
Deferred policy acquisition costs                                              73,050                71,350
Property, plant, and equipment net of accumulated depreciation
  of $8,269 in 2003 and $8,266 in 2002                                            372                   375
Prepaid reinsurance premiums                                                  124,972               129,958
Prepaid expenses and other assets                                               7,563                 7,799
                                                                         --------------        --------------

             Total assets                                               $   3,271,322             3,127,797
                                                                         ==============        ==============

               Liabilities and Stockholder's Equity

Liabilities:
  Unearned premiums                                                     $     693,178               683,532
  Losses and loss adjustment expenses                                          44,571                47,868
  Ceded reinsurance payable                                                       511                 2,239
  Accounts payable and accrued expenses                                        17,632                11,858
  Payable for securities purchased                                            107,078                 5,333
  Current federal income taxes payable                                        112,140                97,477
  Deferred federal income taxes payable                                        74,595                90,595
                                                                         --------------        --------------

             Total liabilities                                              1,049,705               938,902
                                                                         --------------        --------------

Stockholder's equity:
  Common stock, par value $1,500 per share at March 31, 2003 and 2002:
      authorized, issued, and outstanding 10,000 shares                        15,000                15,000
  Additional paid-in capital                                                  383,511               383,511
  Accumulated other comprehensive loss, net of tax                             18,454                49,499
  Retained earnings                                                         1,804,652             1,740,885
                                                                         --------------        --------------

             Total stockholder's equity                                     2,221,617             2,188,895
                                                                         --------------        --------------
             Total liabilities and stockholder's equity                 $   3,271,322             3,127,797
                                                                         ==============        ==============


See accompanying notes to unaudited interim financial statements.


                                                      2


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
                                     FINANCIAL GUARANTY INSURANCE COMPANY

                                             Statements of Income

                                           March 31, 2003 and 2002

                                            (Dollars in thousands)


                                                                                 Three months ended
                                                                                      March 31
                                                                         ------------------------------------
                                                                             2003                  2002
                                                                         --------------        --------------
                                                                                     (unaudited)

Revenues
  Gross premiums written                                                $      48,458                37,812
  Ceded premiums written                                                           63                (1,664)
                                                                         --------------        --------------
           Net premiums written                                                48,521                36,148

  Increase in net unearned premiums                                           (14,595)               (9,570)
                                                                         --------------        --------------

           Net premiums written                                                33,926                26,578

  Net investment income                                                        29,851                28,862
  Net realized gains                                                           29,978                 7,630
  Other income                                                                    ---                 4,487
                                                                         --------------        --------------

          Total revenues                                                       93,755                67,557
                                                                         --------------        --------------
Expenses:
  Losses and loss adjustment expenses                                          (2,700)               (4,959)
  Policy acquisition cost deferred                                             (5,977)               (5,224)
  Amortization of deferred policy acquisition costs                             4,277                 4,674
  Other underwriting expenses                                                  14,563                 9,880
                                                                         --------------        --------------

          Total expenses                                                       10,163                 4,371
                                                                         --------------        --------------

          Income before provision for federal income taxes                     83,592                63,186

  Provision for federal income taxes                                           19,825                15,349
                                                                         --------------        --------------
          Net income                                                    $      63,767                47,837
                                                                         ==============        ==============


See accompanying notes to unaudited interim financial statements.


                                                      3


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
                                FINANCIAL GUARANTY INSURANCE COMPANY

                                       Statement of Cash Flows

                                       March 31, 2003 and 2002

                                       (Dollars in thousands)


                                                                             Three months ended
                                                                                  March 31
                                                                         ---------------------------
                                                                            2003             2002
                                                                         ---------         ---------

Operating activities:
  Net income                                                             $  63,767           47,837
  Adjustments to reconcile net income to net cash provided
    by operating activities:
      Provision for deferred income taxes                                      717            1,889
      Amortization of fixed maturity securities                              3,636            1,621
      Policy acquisition costs deferred                                     (5,977)          (5,224)
      Amortization of deferred policy acquisition costs                      4,277            4,674
      Depreciation of fixed assets                                               3               26
      Change in reinsurance receivable                                         307              (46)
      Change in prepaid reinsurance premiums                                 4,986            3,764
      Change in accrued investment income and prepaid
         expenses and other assets                                            (647)              44
      Change in unearned premiums                                            9,646            5,807
      Change in losses and loss adjustment expenses reserves                (3,297)          (4,791)
      Change in ceded reinsurance payable and accounts
         payable and accrued expenses                                        4,046           (7,840)
      Change in current federal income taxes payable                        14,663           23,746
      Net realized gains on investments                                    (29,978)          (7,630)
                                                                         -----------      -----------
            Net cash provided by operating activities                       66,149           63,877
                                                                         -----------      -----------
Investing activities:
  Sales or maturities of fixed maturity securities                         713,051          393,735
  Purchases of fixed maturity securities                                  (699,823)        (449,616)
  Net sales (purchases) of short-term investments                         (168,386)         (33,551)
  Net of receivable for securities sold and payable for
    securities purchased                                                    88,104           27,802
                                                                         -----------      -----------
            Net cash used in investing activities                          (67,054)         (61,630)
                                                                         -----------      -----------
            Increase (decrease) in cash                                       (905)           2,247

Cash at beginning of period                                                  7,260              281
                                                                         -----------      -----------
Cash at end of period                                                        6,335            2,528
                                                                         ===========      ===========

See accompanying notes to unaudited interim financial statements.




                                                  4


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                     FINANCIAL GUARANTY INSURANCE COMPANY

                Notes to Unaudited Interim Financial Statements

                            March 31, 2003 and 2002



(1)  Basis of Presentation

     The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 2003 and 2002, (b) the financial position at March 31, 2003 and December 31, 2002, and (c) cash flows for the three months ended March 31, 2003 and 2002.

     These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2002 audited financial statements.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                                                   (Continued)
                                      5


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                     FINANCIAL GUARANTY INSURANCE COMPANY

                Notes to Unaudited Interim Financial Statements

                            March 31, 2003 and 2002



(2)  Statutory Accounting Practices

     The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. The Company's statutory basis financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis as of and for the three months ended March 31, 2003 and 2002 is as follows:


                                                           Three months ended March 31
                                         ------------------------------------------------------------------
                                                    2003                                2002
                                         -----------------------------      -------------------------------
                                                         Stockholder's                        Stockholder's
                                         Net income         equity           Net income           equity
                                         -----------     -------------      -------------     -------------

GAAP basis amount                       $   63,767         2,224,789             47,837         2,049,629
Premium revenue recognition                   (858)         (207,253)              (393)         (211,810)
Deferral of acquisition costs               (1,700)          (73,051)              (550)          (72,250)
Contingency reserve                            ---        (1,089,306)               ---          (950,874)
Contingency reserve tax
  deduction                                    ---               ---             (5,000)           23,700
Nonadmitted assets                             ---           (28,621)               ---              (412)
Case-basis loss reserves                      (327)               87                (38)             (633)
Portfolio loss reserves                     (1,000)           20,000                ---               ---
Deferral of income taxes                       715            94,268              1,889            76,533
Unrealized (gains) losses on
  fixed maturity securities, net
  of tax                                       ---           (18,996)               ---            18,899
Recognition of profit commission               237            (7,393)              (600)           (8,820)
Unauthorized reinsurance                       ---               (17)               ---               (16)
Allocation of tax benefits due to                                                   ---               ---
  Parent's net operating loss
  to the Company                               ---            11,385                ---            11,385
Contingency reserve tax
  deduction                                    ---           102,540                ---            95,008
                                         -----------     -------------      -------------     -------------
            Statutory basis
              amount                    $   60,834         1,028,432             43,145         1,030,339
                                         ===========     =============      =============     =============


(3)  Dividends

     Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

     o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2002.


                                                                   (Continued)
                                      6


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                     FINANCIAL GUARANTY INSURANCE COMPANY

                Notes to Unaudited Interim Financial Statements

                            March 31, 2003 and 2002



     o Dividends may not exceed the lesser of 10% of its surplus or 100% of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

     The Company did not declare dividends during the first three months of 2003 and 2002, respectively. A dividend of $100 million was paid during the fourth quarter of 2002. During 2003, $97.8 million in dividends are available for payment without prior approval of the State of New York Insurance Department.

(4)  Income Taxes

     The Company's effective Federal corporate tax rate (19.9% and 24.3% for the three months ended March 31, 2003 and 2002, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5)  Reinsurance

     Net premiums earned are shown net of ceded premiums earned $4.9 million and $5.4 million, respectively, for the three months ended March 31, 2003 and 2002.

(6)  Comprehensive Income

     Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:


                                                                             Three months ended March 31
                                                                         ------------------------------------
                                                                             2003                  2002
                                                                         ------------------------------------

Net income                                                              $      63,767                47,837
Other comprehensive income:
  Change in unrealized investment gains (losses),
    net of expense (benefit) of $(17,894) in 2003 and
    $(2,161) in 2002                                                          (33,232)               (4,012)
  Change in foreign exchange gains (losses),
    net of expense (benefit) of $1,178 in 2003 and
    $(576) in 2002                                                              2,187                (1,070)
                                                                         --------------        --------------

          Comprehensive income                                          $      32,722                42,755
                                                                         ==============        ==============


                                                                                                  (Continued)
                                                      7


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                     FINANCIAL GUARANTY INSURANCE COMPANY

                Notes to Unaudited Interim Financial Statements

                           March 31, 2003 and 2002


(7)  Issued But Not Implemented Accounting Pronouncements

     In January 2003, the FASB issued Financial Interpretation Number (FIN) 46, Consolidation of Variable Interest Entities, which the Company will adopt on July 1, 2003. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

     As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At March 31, 2003, the Company had approximately $1.4 billion of gross principal outstanding related to insurance contracts issued to commercial paper conduits - variable interest entities under FIN 46 - which the Company does not believe will require consolidation but which will require disclosure. With respect to the remainder of the structured finance transactions insured, the Company is continuing to evaluate the transactions, but does not currently believe any such transactions will require consolidation or disclosure under FIN 46.


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